                        ANNUAL REPORT / DECEMBER 31, 2001

                            AIM SMALL CAP GROWTH FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                  [COVER IMAGE]

                      -------------------------------------

                             REALITY BY G.G. KAPLAN

  REALITY IS OFTEN NOT WHAT IS SEEN WITH THE EYES, BUT RATHER WHAT IS PERCEIVED

   WITH THE SPIRIT. AIM SMALL CAP GROWTH FUND SEEKS TO OWN THE STOCKS OF SMALL

COMPANIES THAT WE BELIEVE WILL FLOURISH IN THE MONTHS AND YEARS AHEAD LIKE ROSES

                                 ABOUT TO BLOOM.

                      -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Small Cap Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. These investments had a magnified impact when the fund's asset base was relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the fund's prospectus.
o Investing in micro-, small- and mid-size companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Small-Cap Growth Fund Index represents an average of the performance of the 30 largest small-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Russell 2000 Index represents the performance of the stocks of small-capitalization companies.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by this
ROBERT H.          report has been. For equity investors, the years 2000 and
GRAHAM]            2001 were unlike anything we had seen in a generation. For the first time since the 1970s, the S&P 500 and other major domestic stock benchmarks produced negative returns two years in a row. And there was no comfort overseas; the MSCI World
                   Index also produced negative returns both years.
                       As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The domestic, investment-grade Lehman Aggregate Bond
                   Index produced positive returns both years.
                       Conditions were trying on many levels. Geopolitically,
                   the appalling terrorist attacks of September 11 led to a serious decline in markets, though initial success in our ensuing war in Afghanistan helped markets advance later in the year. Macroeconomically, the United States officially slipped into recession in March, the first such slowdown in a decade.
    And at the individual firm level, the Enron bankruptcy has occasioned a confidence crisis that has markets unsettled. As I write this, several weeks into the new year, several Congressional committees, the Securities and Exchange Commission and the Justice Department are conducting investigations of Enron. While we do not yet have all the details about what happened at Enron, it clearly has resulted in a new level of skepticism of the financial statements of even the soundest companies. AIM strongly believes that sound accounting policies, full and accurate financial disclosure, and independent audits are absolutely essential to maintain the integrity of the markets and the confidence of investors, and will support any legislative or regulatory changes that may be desirable to further these objectives.

WHAT SHOULD INVESTORS DO NOW?
Mindful of recent events and scandals and in view of the two-year bear market in equities, many of our shareholders have asked us what they should do about their investments. We cannot offer individualized advice--that is the role of your financial advisor. But we can once again offer insights we have gained over many years in this business.
    First is the crucial importance of diversification when investing--a major lesson of the Enron story that is reinforced by the disparate performance of equity and fixed-income investments during this fiscal year. Relying on one stock to build financial security has once again proven to be downright dangerous, but mutual fund investors should also keep in mind that whole sectors and investment approaches do go in and out of favor. A diversified portfolio that embraces different classes of securities and various investment strategies can offer protection from these shifts in sentiment.
    A second insight is the importance of a long time horizon. Whatever current market conditions are like, we at AIM intend to stay focused on the long term. Our portfolio managers will continue to invest your money using the time-tested disciplines AIM has employed for more than a quarter century. We consider a long-term perspective the most advisable course for our shareholders too.
    Changing your portfolio on the basis of short-term events and market moves rarely proves beneficial. As we have reminded you on many occasions, data show that pulling out of the market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. In investing, it is time in the markets, not market timing, that counts.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you build a diversified portfolio and stay focused on those goals.

YOUR FUND'S PERFORMANCE
Since our June 30, 2001, report to you, Class A shares of AIM Small Cap Growth Fund returned -6.65% at net asset value. By comparison, similar funds in the Lipper Small Cap Growth Fund Index returned -8.05% over the same period. The fund rebounded during the final quarter, with Class A shares rising 23.50% at net asset value during the final three months of 2001. Growth stocks and small caps rallied late in the year.
    For the year as a whole, Class A shares returned -13.79% at net asset value. The following pages contain your portfolio managers' discussion of how they have managed the portfolio during the fiscal year, how the markets affected the fund, and the fund's long-term record. We hope you find their discussion informative.
    If you have questions or comments about this report, please contact us anytime through our Web site, www.aimfunds.com. We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
February 12, 2002

FUND CONTENDS WITH UNFAVORABLE MARKET ENVIRONMENT

SMALL-CAP GROWTH STOCKS WERE IN A BEAR MARKET FOR MOST OF 2001. HOW DID AIM SMALL CAP GROWTH FUND PERFORM?
Even though they rallied strongly late in 2001, it was still a down year for small-cap growth stocks--a trend that hurt the fund's performance. Excluding sales charges, total returns for the fund's Class A, Class B and Class C shares were -13.79%, -14.41% and -14.43%, respectively, for the fiscal year ended December 31, 2001. Over the same period, the Lipper Small-Cap Growth Fund Index returned -12.75%.
    The fund rallied strongly in the fourth quarter of the year. Excluding sales charges, total returns for Class A, Class B and Class C shares were 23.50%, 23.34% and 23.30%, respectively, for the three- month period ended December 31. The Lipper Small-Cap Growth Fund index returned 22.96% over the same period.
    Although the fund had a down year, its long-term performance remains excellent as illustrated by the chart later in this report.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?
The terrorist attacks of September 11 compounded an already difficult situation for stock markets. Even before the attacks, major stock market indexes had been declining for more than a year.
    Concern over deteriorating corporate earnings, a slowing economy and rising unemployment caused key market indexes to drop. Company after company reported declining earnings as the economy dipped into recession.
    However, stocks shook off the effects of the terrorist attacks and rallied in the fourth quarter of 2001. During that quarter, the Federal Reserve Board (the Fed) approved its ninth, 10th and 11th interest rate cuts of 2001, reducing the key federal funds rate to 1.75%--its lowest level in decades.
    Additionally, the United States and its allies took military action in Afghanistan and appeared to be winning the war against terrorism.
    Most stock market indexes were down for the year, with growth-stock indexes generally sustaining double-digit losses. For the year, value stocks outperformed growth stocks by a significant margin.
    However, only mid- and small-cap value stocks posted gains for the 12-month period. Buoyed by Fed rate cuts, which had the potential to boost corporate profitability, growth stocks bounced back impressively in the fourth quarter, enabling the fund to recoup some of its losses.

HOW DID YOU MANAGE THE FUND?
In the difficult market environment, we put more of an emphasis on "core growth" holdings in the portfolio. Core growth holdings--the stocks of well-established companies with long-term records of above-average earnings growth--can reduce volatility as their values tend to be more stable during periods of economic uncertainty
    At the close of the fiscal year, the fund had significant exposure to the information technology, health care and consumer-discretionary sectors.
    The fund's consumer-discretionary holdings were positive contributors to performance. Anticipation that Americans would have more money to spend because of tax cuts and declining energy costs made consumer-discretionary stocks, which include many retailers, attractive to investors.

[DETAIL OF COVER IMAGE]

FUND AT A GLANCE

AIM Small Cap Growth Fund seeks growth of capital by investing in small companies with the potential for above-average earnings growth.

INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o Offers investors the potential for long-term capital growth by investing in the stocks of promising small-cap growth companies

o   One of AIM's more aggressive funds

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

==============================================================================================================================
TOP 10 EQUITY HOLDINGS                                                   TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------------------------
 1. Christopher & Banks Corp.                         1.4%                1. Semiconductors                               7.1%

 2. Photon Dynamics, Inc.                             1.2                 2. Health Care Distributors & Services          5.1

 3. Polycom, Inc.                                     1.0                 3. Electronic Equipment & Instruments           4.9

 4. LifePoint Hospitals, Inc.                         1.0                 4. Biotechnology                                4.7

 5. Varian Inc.                                       0.9                 5. Apparel Retail                               4.6

 6. Universal Compression Holdings, Inc.              0.8                 6. Application Software                         4.1

 7. Genesis Microchip Inc. (Canada)                   0.8                 7. Telecommunications Equipment                 3.8

 8. Accredo Health, Inc.                              0.8                 8. Health Care Equipment                        3.6

 9. Chicos Fas Inc.                                   0.8                 9. Oil & Gas Equipment & Services               3.3

10. P.F. Chang's China Bistro, Inc.                   0.8                10. Diversified Commercial Services              3.2

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
==============================================================================================================================

    The portfolio's information technology holdings, on the other hand, detracted from performance for most of the year. Tech stocks, which are especially sensitive to economic slowdowns, were particularly hard hit as a recession loomed.
    However, tech stocks rallied strongly in the fourth quarter, boosting the fund's performance. We remain optimistic about the long-term prospects for information technology stocks.
    As of December 31, 2001, the fund had 219 equity holdings, nearly 29 more than at the beginning of the fiscal year.
    While the fund had most of its exposure to small-cap stocks, it did have fairly significant mid-cap stock holdings. These mid-cap holdings helped to add stability in an uncertain market environment.

CAN YOU NAME A FEW STOCKS THAT PERFORMED WELL FOR THE FUND?
Strong-performing stocks for the fund included LifePoint Hospitals, Christopher & Banks, Panera Bread and Genesis Microchip.

o LifePoint Hospitals operates more than 20 health-care facilities--predominantly in rural areas in the Southeast. In many instances, the company's medical facilities are the only hospitals in the areas where they are located.
o Christopher & Banks sells clothing, targeted primarily for working women, at more than 270 stores, mostly in the northern states. The company also operates more than 30 C.J. Banks stores, which carry women's plus-size clothing, and expects to open 40 more of these outlets by the end of 2002.
o Panera Bread, with about 285 restaurant outlets in 29 states, offers a variety of freshly baked sourdough and European breads and other baked goods, as well as a menu of salads, soups, sandwiches and premium coffee. Panera Bread has commitments to open about 560 new franchises.
o Genesis Microchip designs integrated circuits (ICs) that translate video images for viewing in flat-panel displays, consumer video products and digital TVs. Customers in Asia account for more than 75% of sales.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE YEAR?
At the close of 2001, the situation was uncertain for markets. The nation's gross domestic product (GDP) contracted at an annual rate of 1.3% in the third quarter of 2001, its most dramatic decline in 10 years. The nation's unemployment rate jumped from 4.9% to 5.8% between August and December, as companies cut jobs in the wake of the terrorist attacks. These and other factors, combined with continuing concerns about terrorism, caused markets to be volatile.
    There were positive signs, however. Consumer confidence began to rebound toward the end of the year. Holiday sales, while not robust, were better than expected. Inflation remained low and oil prices were dropping, reducing fuel costs for corporations and the consumers.
    Moreover, stocks were favorably priced, and there was a considerable amount of cash in lower-returning money market accounts that could potentially be deployed back into equities.
    Finally, historically small-cap stocks have performed well when the economy is coming out of a recession.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01, including sales charges
================================================================================
CLASS A SHARES
 Inception (10/18/95)         16.59%
  5 Years                     17.15
  1 Year                     -18.52

CLASS B SHARES
 Inception (10/18/95)         16.86%
  5 Years                     17.45
  1 Year                     -18.69

CLASS C SHARES
 Inception (5/3/99)           13.34%
  1 Year                     -15.28

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
10/18/95-12/31/01

================================================================================
(HYPO Chart)

                AIM SMALL           AIM SMALL
               CAP GROWTH,         CAP GROWTH,             RUSSELL
DATE         CLASS B SHARES      CLASS A SHARES          2000 INDEX
10/18/95       $10,000             $9,450                 $10,000

12/95           10,307              9,756                  10,695

12/96           11,661             11,104                  12,461

12/97           13,466             12,908                  15,248

12/98           16,458             15,900                  14,859

12/99           31,172             30,307                  18,016

12/00           30,722             30,086                  17,470

12/01           26,291             25,916                  17,921

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

The chart compares your fund to a benchmark index. It is intended to give you a general idea of how your fund performed compared to the stock market over the period 10/18/95-12/31/01. (Index performance is for the period 10/31/95-12/31/01.) It is important to understand the difference between your fund and an index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. A market index such as the Russell 2000 Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
    Your fund's total return includes sales charges, expenses and management fees. Results for B shares are calculated as if a hypothetical shareholder liquidated his entire investment at the close of the reporting period. Performance of the fund's Class A, B and C shares will differ due to different sales charges and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the indexes does not reflect the effects of taxes either.

TO CHOOSE A FUND CHECK MORE THAN PERFORMANCE

Financial markets have posed quite a challenge to investors recently. What was in favor just months ago may be out of favor now, and vice versa. Anyone who invested during the long-running bull market of the 1990s has probably seen some of his or her returns evaporate in the more challenging market environment of late. The bulging coffers of many money market mutual funds mean some investors have opted to sit things out and wait until things seem more favorable. Other investors may be searching the mutual fund universe for those funds that seem to be weathering the storm better than others. After all, isn't it logical to switch from a mutual fund that is not performing well at the moment to one that is? Not always. What's an investor to do?

LOOK AT THE BIG PICTURE
It's very tempting to look only at returns when you invest in a mutual fund. But there are other factors to consider:

HOW WELL DOES THE FUND MATCH MY FINANCIAL GOALS?
Different kinds of mutual funds are appropriate for different people at different stages. Are you a young adult early in your work life, or are you approaching retirement? Are you investing to buy a house, car or other large item soon, or are you investing for your later years?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you should assess how aggressive you can afford to be--you may need to be more conservative than you thought to meet your goal.

HOW WELL DOES THE FUND MATCH MY TOLERANCE FOR RISK?
Many mutual funds that report high-flying returns over the short run may be pretty aggressive--and therefore relatively risky. They may have the potential to make your money grow, but they may also entail more risk than you may be prepared to take.
    Of course, investing in any mutual fund brings with it a certain amount of risk, but this risk can vary widely depending on the types of holdings in which a fund invests. It's important that you take a hard look at your risk tolerance before investing in any fund, particularly if you are ratcheting up to a more aggressive fund.

[PHOTO OF NEWSPAPER]

HOW WELL DOES THE FUND FIT INTO MY PORTFOLIO?
When a market sector or mutual fund is doing well, you may be tempted to overload your portfolio with the "winner of the moment." It seems to make sense--you're making money with that investment, so you should allocate more money to it, right?
    Be careful. A narrowly invested portfolio could be especially vulnerable to market volatility. Spreading your investment over several types of funds or investing in one diversified fund can help you spread out your risk--the more diversified your portfolio, the less overlap it should have. Less overlap can mean less risk.

PAST PERFORMANCE IS NO GUARANTEE
The phenomenal returns of the 1990s were the result of a number of unique factors--the strong U.S. economy, the proliferation of new technology companies and record amounts of cash being poured into the stock market, to name a few. Even so, it may seem that everyone always came out a winner in the '90s.
    In reality, market sectors go in and out of favor from year to year. Just because financial markets as a whole enjoy good performance doesn't mean every segment of the market does. For example, in 1999 only a few large companies accounted for many of the markets' records--more than half the stocks in the S&P 5001 declined that year. The technology sector was clearly dominant; the tech component of the S&P 500 finished 1999 with a return of 75.11%, while the capital goods component of the index, which came in second for the year, had a return of 28.76%.2 So if you didn't invest in technology in 1999, you probably didn't enjoy the same performance as people who did.

    As we've seen in 2000 and 2001, financial markets can be quite fickle, revolving around investors' perceptions as much as hard facts. Because of the ever-changing nature of the market environment, many high-performing mutual funds don't repeat their gains from year to year. This doesn't necessarily mean a fund had a "bad" year or that fund managers chose holdings poorly. It may just mean that the environment for a particular fund was not as ideal as it had been in the past. This can be true for any mutual fund.

KEEP EXPECTATIONS REALISTIC
Along with recognizing how quickly the market environment can change, it's important to keep your expectations realistic. Of course you would like your investments to do well every year, but chances are they won't. It's the nature of the beast. So what you should be shooting for is good performance over the long term. While your investment may not have a stellar year every year, over time its average returns may prove to be just what you hoped for.
    Sometimes it's hard to be patient when it seems like everyone else's investments are doing better than yours. You may be tempted to chase winning performance by trying to time the market, switching in and out of funds as markets or sectors go in and out of favor. But this strategy can greatly increase your risk and it rarely works--you may end up with significantly lower returns than if you'd just stayed put. (There can also be adverse tax consequences.)

ASSET ALLOCATION: THE OLD STANDBY
The truth is, no one knows for sure what is going to perform well in the market, which is why mutual fund investors should diversify using asset allocation--spreading investments over several fund types (e.g., core, growth, international and income).
    As Isaac Newton proved, what goes up must come down. A diversified portfolio can offer some protection in a market downturn because when your assets are spread over several different types of funds, chances are at least one of them is keeping its head above water. And while a diversified fund portfolio probably won't perform as well as the flashiest stock fund, it probably won't do as badly as the worst of them either.
    Your financial advisor can help you determine what kinds of mutual funds best fit your investment goals and risk tolerance. Talk to your financial advisor for more information.

(1) The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the stock market. (2) Source Bloomberg

DOLLAR-COST AVERAGING CAN LOWER THE COST OF INVESTING

One useful way to buy shares of a mutual fund is through dollar-cost averaging. In such a plan, you invest a certain amount at regular intervals--say $200 per month--which allows you to buy more shares when mutual fund prices go down and fewer shares when prices go up. This gives you the benefit of your average cost per share actually being less than the average price per share.

Please keep in mind that this example is hypothetical and is not indicative of the performance of any investment, IRA or AIM fund. Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.


MONTH         AMOUNT INVESTED   SHARE PRICE    SHARES PURCHASED
JANUARY            $200            $24               8.333
FEBRUARY            200             20              10.000
MARCH               200             14              14.286
APRIL               200             18              11.111
MAY                 200             22               9.091
JUNE                200             24               8.333
6-MONTH TOTAL    $1,200           $122              61.154

Average price per share: $122 divided by 6 = $20.33
Average cost per share:  $1,200 divided by 61.154 = $19.62

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                                 MARKET
                                                 SHARES          VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-86.26%

AEROSPACE & DEFENSE-1.37%

Aeroflex Inc.(a)                                  275,000     $  5,205,750
--------------------------------------------------------------------------
Armor Holdings, Inc.(a)                           125,000        3,373,750
--------------------------------------------------------------------------
EDO Corp.                                          65,000        1,719,250
--------------------------------------------------------------------------
Engineered Support Systems, Inc.                   75,000        2,565,750
==========================================================================
                                                                12,864,500
==========================================================================

AIRLINES-0.23%

Frontier Airlines, Inc.(a)                        125,000        2,125,000
==========================================================================

APPAREL & ACCESSORIES-0.17%

Fossil, Inc.(a)                                    75,000        1,575,000
==========================================================================

APPAREL RETAIL-4.63%

American Eagle Outfitters, Inc.(a)                150,000        3,925,500
--------------------------------------------------------------------------
Chico's FAS, Inc.(a)                              180,000        7,146,000
--------------------------------------------------------------------------
Christopher & Banks Corp.(a)                      375,000       12,843,750
--------------------------------------------------------------------------
Deb Shops, Inc.                                   100,000        2,425,000
--------------------------------------------------------------------------
Gymboree Corp. (The)(a)                           350,000        4,175,500
--------------------------------------------------------------------------
Hot Topic, Inc.(a)                                125,000        3,923,750
--------------------------------------------------------------------------
Too Inc.(a)                                       200,000        5,500,000
--------------------------------------------------------------------------
Wet Seal, Inc. (The)-Class A(a)                   150,000        3,532,500
==========================================================================
                                                                43,472,000
==========================================================================

APPLICATION SOFTWARE-4.14%

Activision, Inc.(a)                               112,500        2,926,125
--------------------------------------------------------------------------
Aspen Technology, Inc.(a)                         100,000        1,680,000
--------------------------------------------------------------------------
Catapult Communications Corp.(a)                  135,000        3,518,100
--------------------------------------------------------------------------
Cerner Corp.(a)                                   135,000        6,740,550
--------------------------------------------------------------------------
Cognos, Inc. (Canada)(a)                           75,000        1,875,000
--------------------------------------------------------------------------
Documentum, Inc.(a)                               175,000        3,801,000
--------------------------------------------------------------------------
Eclipsys Corp.(a)                                 150,000        2,512,500
--------------------------------------------------------------------------
Kronos, Inc.(a)                                    75,000        3,628,500
--------------------------------------------------------------------------
Macromedia, Inc.(a)                               125,000        2,225,000
--------------------------------------------------------------------------
National Instruments Corp.(a)                     110,000        4,120,600
--------------------------------------------------------------------------
SeaChange International, Inc.(a)                  170,000        5,800,400
==========================================================================
                                                                38,827,775
==========================================================================

BANKS-1.51%

Greater Bay Bancorp                               130,000        3,715,400
--------------------------------------------------------------------------
Prosperity Bancshares, Inc.                        85,000        2,294,150
--------------------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.(a)              150,250        4,548,067
--------------------------------------------------------------------------
Sterling Bancshares, Inc.                         112,500        1,408,500
--------------------------------------------------------------------------
Whitney Holding Corp.                              50,000        2,192,500
==========================================================================
                                                                14,158,617
==========================================================================

BIOTECHNOLOGY-4.74%

Albany Molecular Research, Inc.(a)                150,000        3,973,500
--------------------------------------------------------------------------
Array BioPharma Inc.(a)                           305,000        4,532,300
--------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
BIOTECHNOLOGY-(CONTINUED)

BioSource International, Inc.(a)                  300,000     $  2,490,000
--------------------------------------------------------------------------
Cephalon, Inc.(a)                                  80,299        6,069,400
--------------------------------------------------------------------------
Charles River Laboratories International,
  Inc.(a)                                         105,000        3,515,400
--------------------------------------------------------------------------
Connectics Corp.(a)                               220,000        2,618,000
--------------------------------------------------------------------------
Genencor International Inc.(a)                    175,000        2,793,000
--------------------------------------------------------------------------
Invitrogen Corp.(a)                                60,000        3,715,800
--------------------------------------------------------------------------
Luminex Corp.(a)                                  100,000        1,696,000
--------------------------------------------------------------------------
SangStat Medical Corp.(a)                         300,000        5,892,000
--------------------------------------------------------------------------
Techne Corp.(a)                                   150,000        5,527,500
--------------------------------------------------------------------------
Transkaryotic Therapies, Inc.(a)                   40,000        1,712,000
==========================================================================
                                                                44,534,900
==========================================================================

BROADCASTING & CABLE TV-1.83%

Cox Radio, Inc.-Class A(a)                         45,000        1,146,600
--------------------------------------------------------------------------
Entercom Communications Corp.(a)                   55,000        2,750,000
--------------------------------------------------------------------------
Entravision Communications Corp.-Class A(a)       200,000        2,390,000
--------------------------------------------------------------------------
Radio One, Inc.-Class A(a)                        225,000        4,155,750
--------------------------------------------------------------------------
Radio One, Inc.-Class D(a)                        265,000        4,772,650
--------------------------------------------------------------------------
TiVo Inc.(a)                                      300,000        1,965,000
==========================================================================
                                                                17,180,000
==========================================================================

CATALOG RETAIL-1.18%

dELiA*s Corp.-Class A(a)                          300,000        1,860,000
--------------------------------------------------------------------------
Insight Enterprises, Inc.(a)                      220,000        5,412,000
--------------------------------------------------------------------------
J. Jill Group, Inc. (The) (Acquired 01/23/01;
  Cost $3,150,000)(a)(b)(c)                       175,000        3,767,750
==========================================================================
                                                                11,039,750
==========================================================================

COMMERCIAL PRINTING-0.19%

Valassis Communications, Inc.(a)                   50,000        1,781,000
==========================================================================

COMMODITY CHEMICALS-0.09%

Summa Industries(a)                               100,000          815,000
==========================================================================

COMPUTER & ELECTRONICS RETAIL-0.81%

Tweeter Home Entertainment Group, Inc.(a)         160,000        4,640,000
--------------------------------------------------------------------------
Ultimate Electronics, Inc.(a)                     100,000        3,000,000
==========================================================================
                                                                 7,640,000
==========================================================================

COMPUTER HARDWARE-0.59%

Concurrent Computer Corp.(a)                      160,000        2,376,000
--------------------------------------------------------------------------
Pinnacle Systems, Inc.(a)                         400,000        3,176,000
==========================================================================
                                                                 5,552,000
==========================================================================

COMPUTER STORAGE & PERIPHERALS-1.60%

Applied Films Corp.(a)                            210,000        6,562,500
--------------------------------------------------------------------------
M-Systems Flash Disk Pioneers Ltd.
  (Israel)(a)                                     200,000        2,338,000
--------------------------------------------------------------------------
O2Micro International Ltd. (Cayman
  Islands)(a)                                     195,000        4,689,750
--------------------------------------------------------------------------
SBS Technologies, Inc.(a)                         100,000        1,457,000
==========================================================================
                                                                15,047,250
==========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

CONSTRUCTION & ENGINEERING-0.48%

Shaw Group Inc. (The)(a)                          190,000     $  4,465,000
==========================================================================

CONSUMER FINANCE-0.53%

Doral Financial Corp.                              70,000        2,184,700
--------------------------------------------------------------------------
Federal Agricultural Mortgage Corp.-Class
  C(a)                                             70,000        2,835,000
==========================================================================
                                                                 5,019,700
==========================================================================

DATA PROCESSING SERVICES-0.63%

FactSet Research Systems Inc.                      65,000        2,271,750
--------------------------------------------------------------------------
ProBusiness Services, Inc.(a)                     195,000        3,666,000
==========================================================================
                                                                 5,937,750
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.21%

Apollo Group, Inc.-Class A(a)                      75,000        3,375,750
--------------------------------------------------------------------------
Career Education Corp.(a)                          95,000        3,256,600
--------------------------------------------------------------------------
Corporate Executive Board Co. (The)(a)            125,000        4,587,500
--------------------------------------------------------------------------
Education Management Corp.(a)                     115,000        4,168,750
--------------------------------------------------------------------------
F.Y.I. Inc.(a)                                     70,000        2,345,000
--------------------------------------------------------------------------
Iron Mountain Inc.(a)                             124,150        5,437,770
--------------------------------------------------------------------------
Mobile Mini, Inc.(a)                              178,000        6,963,360
==========================================================================
                                                                30,134,730
==========================================================================

DIVERSIFIED FINANCIAL SERVICES-0.49%

Affiliated Managers Group, Inc.(a)                 65,000        4,581,200
==========================================================================

DIVERSIFIED METALS & MINING-0.11%

Massey Energy Co.                                  50,000        1,036,500
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.23%

II-VI Inc.(a)                                     200,000        3,446,000
--------------------------------------------------------------------------
Power-One, Inc.(a)                                325,000        3,383,250
--------------------------------------------------------------------------
Wilson Greatbatch Technologies, Inc.(a)           130,000        4,693,000
==========================================================================
                                                                11,522,250
==========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-4.94%

Avnet, Inc.                                       130,500        3,323,835
--------------------------------------------------------------------------
FLIR Systems, Inc.(a)                              75,000        2,844,000
--------------------------------------------------------------------------
Keithley Instruments, Inc.                        180,000        3,042,000
--------------------------------------------------------------------------
KEMET Corp.(a)                                    150,000        2,662,500
--------------------------------------------------------------------------
Kopin Corp.(a)                                    285,000        3,990,000
--------------------------------------------------------------------------
Optimal Robotics Corp.-Class A (Canada)(a)         50,000        1,772,500
--------------------------------------------------------------------------
Photon Dynamics, Inc.(a)                          250,000       11,412,500
--------------------------------------------------------------------------
ScanSource, Inc.(a)                                85,000        4,046,000
--------------------------------------------------------------------------
Tektronix, Inc.(a)                                200,000        5,156,000
--------------------------------------------------------------------------
Varian Inc.(a)                                    250,000        8,110,000
==========================================================================
                                                                46,359,335
==========================================================================

EMPLOYMENT SERVICES-0.36%

Administaff, Inc.(a)                              125,000        3,426,250
==========================================================================

ENVIRONMENTAL SERVICES-0.47%

Tetra Tech, Inc.                                  222,500        4,429,975
==========================================================================

FOOD DISTRIBUTORS-1.26%

Performance Food Group Co.(a)                     160,000        5,627,200
--------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
FOOD DISTRIBUTORS-(CONTINUED)

United Natural Foods, Inc.(a)                     250,000     $  6,250,000
==========================================================================
                                                                11,877,200
==========================================================================

FOOD RETAIL-0.42%

Whole Foods Market, Inc.(a)                        90,000        3,920,400
==========================================================================

GENERAL MERCHANDISE STORES-0.37%

Fred's, Inc.                                       85,000        3,481,600
==========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-5.11%

Accredo Health, Inc.(a)                           180,000        7,146,000
--------------------------------------------------------------------------
Covance Inc.(a)                                   140,000        3,178,000
--------------------------------------------------------------------------
DaVita, Inc.(a)                                   200,000        4,890,000
--------------------------------------------------------------------------
DIANON Systems, Inc.(a)                            70,000        4,256,000
--------------------------------------------------------------------------
Express Scripts, Inc.(a)                          100,000        4,676,000
--------------------------------------------------------------------------
First Horizon Pharmaceutical Corp.(a)             125,000        3,673,750
--------------------------------------------------------------------------
ICON PLC-ADR (Ireland)(a)                          60,000        1,788,600
--------------------------------------------------------------------------
IMPATH Inc.(a)                                     85,000        3,783,350
--------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)            45,000        3,638,250
--------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.(a)       110,000        3,554,100
--------------------------------------------------------------------------
Priority Healthcare Corp.-Class B(a)               80,000        2,815,200
--------------------------------------------------------------------------
Specialty Laboratories, Inc.(a)                   165,000        4,535,850
==========================================================================
                                                                47,935,100
==========================================================================

HEALTH CARE EQUIPMENT-3.59%

Aksys, Ltd.(a)                                    225,000        1,046,250
--------------------------------------------------------------------------
Bruker AXS Inc.(a)                                500,000        3,270,000
--------------------------------------------------------------------------
Bruker Daltonics, Inc.(a)                         180,000        2,943,000
--------------------------------------------------------------------------
Cytyc Corp.(a)                                    135,000        3,523,500
--------------------------------------------------------------------------
Diagnostic Products Corp.                          60,000        2,637,000
--------------------------------------------------------------------------
Integra LifeSciences Holdings(a)                   75,000        1,975,500
--------------------------------------------------------------------------
Lumenis Ltd. (Israel)(a)                          160,000        3,152,000
--------------------------------------------------------------------------
Med-Design Corp. (The)(a)                         250,000        4,925,000
--------------------------------------------------------------------------
Therasense, Inc.(a)                               200,000        4,960,000
--------------------------------------------------------------------------
Zoll Medical Corp.(a)                             135,000        5,256,900
==========================================================================
                                                                33,689,150
==========================================================================

HEALTH CARE FACILITIES-2.35%

LifePoint Hospitals, Inc.(a)                      270,000        9,190,800
--------------------------------------------------------------------------
Province Healthcare Co.(a)                        150,000        4,629,000
--------------------------------------------------------------------------
Select Medical Corp.(a)                           150,000        2,412,000
--------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                          200,000        5,870,000
==========================================================================
                                                                22,101,800
==========================================================================

HEALTH CARE SUPPLIES-1.10%

Align Technology, Inc.(a)                         275,000        1,237,500
--------------------------------------------------------------------------
Haemonetics Corp.(a)                               40,000        1,356,800
--------------------------------------------------------------------------
ICU Medical, Inc.(a)                              100,000        4,450,000
--------------------------------------------------------------------------
Steris Corp.(a)                                   180,000        3,288,600
==========================================================================
                                                                10,332,900
==========================================================================

HOMEBUILDING-0.57%

D.R. Horton, Inc.                                  98,250        3,189,195
--------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
HOMEBUILDING-(CONTINUED)

Toll Brothers, Inc.(a)                             50,000     $  2,195,000
==========================================================================
                                                                 5,384,195
==========================================================================

HOTELS-0.13%

Sun International Hotels Ltd.(a)                   50,000        1,267,500
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.28%

Intrado Inc.(a)                                   100,000        2,680,000
==========================================================================

INTERNET SOFTWARE & SERVICES-2.20%

Digital Insight Corp.(a)                           86,900        1,943,084
--------------------------------------------------------------------------
Internet Security Systems, Inc.(a)                110,000        3,526,600
--------------------------------------------------------------------------
Netegrity, Inc.(a)                                100,000        1,936,000
--------------------------------------------------------------------------
OneSource Information Services, Inc.(a)           250,000        2,350,000
--------------------------------------------------------------------------
SkillSoft Corp.(a)                                110,000        2,851,200
--------------------------------------------------------------------------
SmartForce PLC-ADR (Ireland)(a)                    50,000        1,237,500
--------------------------------------------------------------------------
SonicWALL, Inc.(a)                                350,000        6,804,000
==========================================================================
                                                                20,648,384
==========================================================================

IT CONSULTING & SERVICES-1.11%

CACI International Inc.-Class A(a)                140,000        5,527,900
--------------------------------------------------------------------------
Forrester Research, Inc.(a)                       100,000        2,014,000
--------------------------------------------------------------------------
Titan Corp. (The)(a)                              115,000        2,869,250
==========================================================================
                                                                10,411,150
==========================================================================

MANAGED HEALTH CARE-0.80%

First Health Group Corp.(a)                       200,000        4,948,000
--------------------------------------------------------------------------
Pediatrix Medical Group, Inc.(a)                   75,000        2,544,000
==========================================================================
                                                                 7,492,000
==========================================================================

MOVIES & ENTERTAINMENT-0.56%

Macrovision Corp.(a)                              150,000        5,283,000
==========================================================================

MULTI-LINE INSURANCE-0.37%

HCC Insurance Holdings, Inc.                      125,000        3,443,750
==========================================================================

NETWORKING EQUIPMENT-0.61%

Avocent Corp.(a)                                  125,000        3,031,250
--------------------------------------------------------------------------
McDATA Corp.-Class B(a)                            55,000        1,381,050
--------------------------------------------------------------------------
Tellium, Inc.(a)                                  204,448        1,273,711
==========================================================================
                                                                 5,686,011
==========================================================================

OFFICE SERVICES & SUPPLIES-0.50%

MCSi, Inc.(a)                                     200,000        4,690,000
==========================================================================

OIL & GAS DRILLING-1.07%

Patterson-UTI Energy, Inc.(a)                     300,000        6,993,000
--------------------------------------------------------------------------
Pride International, Inc.(a)                      200,000        3,020,000
==========================================================================
                                                                10,013,000
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.29%

Cal Dive International, Inc.(a)                   255,000        6,293,400
--------------------------------------------------------------------------
GulfMark Offshore, Inc.(a)                        135,000        3,821,850
--------------------------------------------------------------------------
Hanover Compressor Co.(a)                         195,000        4,925,700
--------------------------------------------------------------------------
Key Energy Services, Inc.(a)                      200,000        1,840,000
--------------------------------------------------------------------------
National-Oilwell, Inc.(a)                          75,000        1,545,750
--------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
OIL & GAS EQUIPMENT & SERVICES-(CONTINUED)

TETRA Technologies, Inc.(a)                       100,000     $  2,095,000
--------------------------------------------------------------------------
Universal Compression Holdings, Inc.(a)           270,000        7,962,300
--------------------------------------------------------------------------
Willbros Group, Inc. (Panama)(a)                  150,000        2,400,000
==========================================================================
                                                                30,884,000
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.52%

Forest Oil Corp.(a)                               115,000        3,244,150
--------------------------------------------------------------------------
Mitchell Energy & Development Corp.-Class A        75,000        3,997,500
--------------------------------------------------------------------------
Newfield Exploration Co.(a)                       100,000        3,551,000
--------------------------------------------------------------------------
Spinnaker Exploration Co.(a)                       85,000        3,498,600
==========================================================================
                                                                14,291,250
==========================================================================

PACKAGED FOODS-0.70%

Hain Celestial Group, Inc.(a)                     135,000        3,707,100
--------------------------------------------------------------------------
Horizon Organic Holding Corp.(a)                  175,000        2,891,000
==========================================================================
                                                                 6,598,100
==========================================================================

PHARMACEUTICALS-2.06%

Barr Laboratories, Inc.(a)                         50,000        3,968,000
--------------------------------------------------------------------------
CIMA Labs Inc.(a)                                  50,000        1,807,500
--------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)           100,000        6,459,000
--------------------------------------------------------------------------
Pain Therapeutics, Inc.(a)                        250,000        2,290,000
--------------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                     120,000        4,794,000
==========================================================================
                                                                19,318,500
==========================================================================

PROPERTY & CASUALTY INSURANCE-0.29%

Fidelity National Financial, Inc.                 110,000        2,728,000
==========================================================================

PUBLISHING & PRINTING-0.27%

Getty Images, Inc.(a)                             110,000        2,527,800
==========================================================================

RESTAURANTS-3.04%

Krispy Kreme Doughnuts, Inc.(a)                    70,000        3,094,000
--------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(a)                150,000        7,095,000
--------------------------------------------------------------------------
Panera Bread Co.-Class A(a)                       130,000        6,765,200
--------------------------------------------------------------------------
RARE Hospitality International, Inc.(a)           215,000        4,846,100
--------------------------------------------------------------------------
Sonic Corp.(a)                                    187,500        6,750,000
==========================================================================
                                                                28,550,300
==========================================================================

SEMICONDUCTOR EQUIPMENT-2.58%

Brooks Automation, Inc.(a)                        100,000        4,067,000
--------------------------------------------------------------------------
Credence Systems Corp.(a)                         175,000        3,249,750
--------------------------------------------------------------------------
FEI Co.(a)                                        220,000        6,932,200
--------------------------------------------------------------------------
Kulicke & Soffa Industries, Inc.(a)               125,000        2,143,750
--------------------------------------------------------------------------
Therma-Wave, Inc.(a)                              125,000        1,865,000
--------------------------------------------------------------------------
Trikon Technologies, Inc.(a)                      125,000        1,468,750
--------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                         130,000        4,496,700
==========================================================================
                                                                24,223,150
==========================================================================

SEMICONDUCTORS-7.06%

Actel Corp.(a)                                    175,000        3,484,250
--------------------------------------------------------------------------
Alpha Industries, Inc.(a)                         160,000        3,488,000
--------------------------------------------------------------------------
ANADIGICS, Inc.(a)                                100,000        1,525,000
--------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
SEMICONDUCTORS-(CONTINUED)

Applied Micro Circuits Corp.(a)                   150,000     $  1,698,000
--------------------------------------------------------------------------
AXT, Inc.(a)                                      150,000        2,164,500
--------------------------------------------------------------------------
ChipPAC, Inc.(a)                                  350,000        2,597,000
--------------------------------------------------------------------------
Cree, Inc.(a)                                     195,000        5,744,700
--------------------------------------------------------------------------
Elantec Semiconductor, Inc.(a)                    150,000        5,760,000
--------------------------------------------------------------------------
Exar Corp.(a)                                     120,000        2,502,000
--------------------------------------------------------------------------
Genesis Microchip Inc. (Canada)(a)                112,000        7,405,440
--------------------------------------------------------------------------
GlobespanVirata, Inc.(a)                          304,000        3,936,800
--------------------------------------------------------------------------
hi/fn, inc.(a)                                    125,000        1,808,750
--------------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)               200,000        4,518,000
--------------------------------------------------------------------------
Microtune, Inc.(a)                                100,000        2,346,000
--------------------------------------------------------------------------
MIPS Technologies, Inc.-Class A(a)                200,000        1,728,000
--------------------------------------------------------------------------
Pixelworks, Inc.(a)                               180,000        2,890,800
--------------------------------------------------------------------------
TriQuint Semiconductor, Inc.(a)                   196,302        2,406,663
--------------------------------------------------------------------------
Virage Logic Corp.(a)                             245,000        4,711,350
--------------------------------------------------------------------------
Zoran Corp.(a)                                    170,000        5,548,800
==========================================================================
                                                                66,264,053
==========================================================================

SPECIALTY CHEMICALS-0.83%

Cambrex Corp.                                      80,000        3,488,000
--------------------------------------------------------------------------
OM Group, Inc.                                     65,000        4,302,350
==========================================================================
                                                                 7,790,350
==========================================================================

SPECIALTY STORES-1.53%

Circuit City Stores, Inc.-CarMax Group(a)         190,000        4,320,600
--------------------------------------------------------------------------
Copart, Inc.(a)                                   180,000        6,546,600
--------------------------------------------------------------------------
Rent-A-Center, Inc.(a)                            105,000        3,524,850
==========================================================================
                                                                14,392,050
==========================================================================

STEEL-0.15%

Gibraltar Steel Corp.                              80,000        1,401,600
==========================================================================

SYSTEMS SOFTWARE-0.45%

Micromuse Inc.(a)                                 175,000        2,625,000
--------------------------------------------------------------------------
Red Hat, Inc.(a)                                  225,000        1,597,500
==========================================================================
                                                                 4,222,500
==========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

TELECOMMUNICATIONS EQUIPMENT-3.76%

Anaren Microwave, Inc.(a)                         200,000     $  3,464,000
--------------------------------------------------------------------------
CommScope, Inc.(a)                                165,000        3,509,550
--------------------------------------------------------------------------
Harmonic Inc.(a)                                  225,000        2,704,500
--------------------------------------------------------------------------
Polycom, Inc.(a)                                  268,000        9,219,200
--------------------------------------------------------------------------
Powerwave Technologies, Inc.(a)                   246,800        4,264,704
--------------------------------------------------------------------------
REMEC, Inc.(a)                                    200,000        1,998,000
--------------------------------------------------------------------------
SymmetriCom, Inc.(a)                              200,000        1,522,000
--------------------------------------------------------------------------
Tollgrade Communications, Inc.(a)                 110,000        3,668,500
--------------------------------------------------------------------------
UTStarcom, Inc.(a)                                175,000        4,987,500
==========================================================================
                                                                35,337,954
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.80%

AirGate PCS, Inc.(a)                              140,000        6,377,000
--------------------------------------------------------------------------
Rural Cellular Corp.-Class A(a)                    50,000        1,112,500
==========================================================================
                                                                 7,489,500
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $670,547,617)                            809,881,729
==========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. TREASURY BILLS-0.19%

1.63%, 03/21/02 (Cost $1,743,740)(d)           $1,750,000(e)     1,744,102
==========================================================================

                                                 SHARES
MONEY MARKET FUNDS-11.90%

STIC Liquid Assets Portfolio(f)                55,885,420       55,885,420
--------------------------------------------------------------------------
STIC Prime Portfolio(f)                        55,885,420       55,885,420
==========================================================================
    Total Money Market Funds (Cost
      $111,770,840)                                            111,770,840
==========================================================================
TOTAL INVESTMENTS-98.35% (Cost $784,062,197)                   923,396,671
==========================================================================
OTHER ASSETS LESS LIABILITIES-1.65%                             15,498,711
==========================================================================
NET ASSETS-100.00%                                            $938,895,382
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 12/31/01 represented 0.40% of the Fund's net assets.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Security traded on a discount basis. The interest rate shown represents the discount at issue.
(e) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 9.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost
  $784,062,197)*                               $  923,396,671
-------------------------------------------------------------
Receivables for:
  Investments sold                                    396,211
-------------------------------------------------------------
  Fund shares sold                                 19,133,166
-------------------------------------------------------------
  Dividends                                           280,705
-------------------------------------------------------------
Investment for deferred compensation plan               1,703
-------------------------------------------------------------
Collateral for securities loaned                  145,361,419
-------------------------------------------------------------
Other assets                                           74,843
=============================================================
    Total assets                                1,088,644,718
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                               184,238
-------------------------------------------------------------
  Fund shares reacquired                            3,010,024
-------------------------------------------------------------
  Deferred compensation plan                            1,703
-------------------------------------------------------------
  Collateral upon return of securities loaned     145,361,419
-------------------------------------------------------------
  Variation margin                                    141,000
-------------------------------------------------------------
Accrued distribution fees                             832,933
-------------------------------------------------------------
Accrued transfer agent fees                           142,101
-------------------------------------------------------------
Accrued operating expenses                             75,918
=============================================================
    Total liabilities                             149,749,336
=============================================================
Net assets applicable to shares outstanding    $  938,895,382
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $  679,104,487
_____________________________________________________________
=============================================================
Class B                                        $  212,957,572
_____________________________________________________________
=============================================================
Class C                                        $   46,833,323
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                            26,457,954
_____________________________________________________________
=============================================================
Class B                                             8,697,476
_____________________________________________________________
=============================================================
Class C                                             1,913,881
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        25.67
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $25.67 divided by
      94.50%)                                  $        27.16
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        24.48
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        24.47
_____________________________________________________________
=============================================================

* At December 31, 2001, securities with an aggregate value of $140,597,238 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Dividends from affiliated money market funds    $  2,871,949
------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $2,125)                                            481,433
------------------------------------------------------------
Interest                                              52,274
------------------------------------------------------------
Security lending income                            1,046,778
============================================================
    Total investment income                        4,452,434
============================================================

EXPENSES:

Advisory fees                                      5,262,338
------------------------------------------------------------
Administrative services fees                         134,512
------------------------------------------------------------
Custodian fees                                        68,327
------------------------------------------------------------
Distribution fees -- Class A                       1,780,047
------------------------------------------------------------
Distribution fees -- Class B                       1,900,192
------------------------------------------------------------
Distribution fees -- Class C                         353,014
------------------------------------------------------------
Transfer agent fees                                1,636,369
------------------------------------------------------------
Trustees' fees                                        19,840
------------------------------------------------------------
Other                                                477,590
============================================================
    Total expenses                                11,632,229
============================================================
Less: Fees waived                                   (379,736)
------------------------------------------------------------
    Expenses paid indirectly                         (14,781)
============================================================
    Net expenses                                  11,237,712
============================================================
Net investment income (loss)                      (6,785,278)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (65,445,643)
------------------------------------------------------------
  Futures contracts                               (1,219,740)
============================================================
                                                 (66,665,383)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (23,786,573)
------------------------------------------------------------
  Futures contracts                                  190,746
============================================================
                                                 (23,595,827)
============================================================
Net gain (loss) from investment securities and
  futures contracts                              (90,261,210)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(97,046,488)
____________________________________________________________
============================================================

See Notes to Financial Statements.
                                        11

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                  2001           2000
                                                              ------------   ------------
OPERATIONS:

  Net investment income (loss)                                $ (6,785,278)  $ (6,201,299)
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    futures contracts                                          (66,665,383)    44,543,988
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                (23,595,827)   (69,512,030)
=========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (97,046,488)   (31,169,341)
=========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                         (737,984)   (32,249,183)
-----------------------------------------------------------------------------------------
  Class B                                                         (243,755)   (13,814,334)
-----------------------------------------------------------------------------------------
  Class C                                                          (51,933)    (2,482,080)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      174,077,937    198,718,621
-----------------------------------------------------------------------------------------
  Class B                                                       13,080,520      8,068,136
-----------------------------------------------------------------------------------------
  Class C                                                       10,328,231      4,604,853
-----------------------------------------------------------------------------------------
  Advisor Class*                                                        --     (8,248,641)
=========================================================================================
    Net increase in net assets                                  99,406,528    123,428,031
=========================================================================================

NET ASSETS:

  Beginning of year                                            839,488,854    716,060,823
=========================================================================================
  End of year                                                 $938,895,382   $839,488,854
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $880,330,701   $689,632,226
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (2,183)            --
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and futures contracts                           (81,383,690)   (13,689,753)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    futures contracts                                          139,950,554    163,546,381
=========================================================================================
                                                              $938,895,382   $839,488,854
_________________________________________________________________________________________
=========================================================================================

* Advisor Class shares were converted to Class A shares effective as of close of business February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Small Cap Growth Fund (the "Fund") (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares:
Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On December 31, 2001, undistributed net investment income was increased by $6,783,095, undistributed net realized gains was increased by $5,118 and shares of beneficial interest decreased by $6,788,213 as a result of net operating loss reclassifications and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The fund has a capital loss carryforward of $68,295,841 as of December 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009. As of December 31, 2001, the Fund has a post-October capital loss deferral of $8,843,857, which will be recognized in the following tax year.

E. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

F. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Fund's average daily net assets, plus 0.70% on the next $500 million of the Fund's average daily net assets, plus 0.675% on the next $500 million of the Fund's average daily net assets, plus 0.65% on the Fund's average daily net assets exceeding $1.5 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $4,597.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2001, AIM was paid $134,512 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2001, AFS was paid $674,419 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $1,404,908, $1,900,192 and $353,014, respectively, as compensation under the Plans. For the year ended December 31, 2001, AIM Distributors waived fees of $375,139 for Class A shares.
  AIM Distributors received commissions of $132,238 from sales of the Class A shares of the Fund during the year ended December 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2001, AIM Distributors received $44,797 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  The law firm Kramer, Levin, Naftalis & Frankel LLP of which a trustee is a member became counsel to the Trustees on August 17, 2001. During the period August 17, 2001 through December 31, 2001, the Fund paid legal fees of $1,548 for services rendered.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $9,827 and reductions in custodian fees of $4,954 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $14,781.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At December 31, 2001, securities with an aggregate value of $140,597,238 were on loan to brokers. The loans were secured by cash collateral of $145,361,419 received by the Fund and subsequently invested in affiliated money market funds as follows: $72,680,710 in STIC Liquid Assets Portfolio and $72,680,709 in STIC Prime Portfolio. For the year ended December 31, 2001, the Fund received fees of $1,046,778 for securities lending.

NOTE 7-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                        2001          2000
                                     ----------    -----------
Distributions paid from:
  Ordinary income                    $1,033,672    $27,213,237
--------------------------------------------------------------
  Long-term capital gain                     --     21,332,360
==============================================================
                                     $1,033,672    $48,545,597
______________________________________________________________
==============================================================

  As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward                       $(68,295,841)
------------------------------------------------------------
Unrealized appreciation                          126,860,522
============================================================
                                                $ 58,564,681
____________________________________________________________
============================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and futures contracts, and other deferrals.


NOTE 8-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $392,609,815 and $249,769,106, respectively.


The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of investment securities      $198,264,362
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (62,557,800)
============================================================================
Net unrealized appreciation of investment securities            $135,706,562
____________________________________________________________________________
============================================================================
Cost of investments for tax purposes is $787,690,109


NOTE 9-FUTURES CONTRACTS

On December 31, 2001, $1,405,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of December 31, 2001 were as follows:

                                                               NO. OF        MONTH/         MARKET        UNREALIZED
CONTRACT                                                      CONTRACTS    COMMITMENT        VALUE       APPRECIATION
--------                                                      ---------    -----------    -----------    ------------
Russell 2000 Index                                               60        Mar-02/Long    $14,679,000      $616,080
_____________________________________________________________________________________________________________________
=====================================================================================================================

NOTE 10-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                         2001                           2000
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
                                                              ----------    -------------    ----------    -------------
Sold:
  Class A                                                     14,079,041    $ 339,333,818     7,948,081    $ 289,209,989
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,180,576       50,242,136       990,109       35,383,004
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        851,777       19,751,706       205,985        7,307,290
------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --               --        12,644          422,564
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         30,868          776,744       998,414       29,492,511
------------------------------------------------------------------------------------------------------------------------
  Class B                                                          9,645          226,413       462,548       13,136,164
------------------------------------------------------------------------------------------------------------------------
  Class C                                                          2,003           47,155        80,902        2,296,000
========================================================================================================================
Issued in connection with acquisitions:**
  Class A                                                             --               --       224,326        8,401,016
------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --               --      (221,021)      (8,401,016)
========================================================================================================================
Reacquired:
  Class A                                                     (6,654,156)    (166,032,625)   (3,609,078)    (128,384,895)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,567,212)     (37,388,029)   (1,144,640)     (40,451,032)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (397,721)      (9,470,630)     (140,487)      (4,998,437)
------------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                      --               --        (8,211)        (270,189)
========================================================================================================================
                                                               8,534,821    $ 197,486,688     5,799,572    $ 203,142,969
________________________________________________________________________________________________________________________
========================================================================================================================

 * Advisor Class share activity for the period January 1, 2000 through February 11, 2000.
** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A Shares of the fund.

NOTE 11-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                              2001(a)       2000      1999(a)     1998(a)    1997(a)
                                                              --------    --------    --------    -------    -------
Net asset value, beginning of period                          $ 29.81     $  31.87    $ 17.03     $14.27     $ 12.52
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.18)       (0.13)     (0.09)     (0.19)      (0.18)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (3.93)       (0.12)     15.47       3.45        2.20
====================================================================================================================
    Total from investment operations                            (4.11)       (0.25)     15.38       3.26        2.02
====================================================================================================================
Less distributions from net realized gains                      (0.03)       (1.81)     (0.54)     (0.50)      (0.27)
====================================================================================================================
Net asset value, end of period                                $ 25.67     $  29.81    $ 31.87     $17.03     $ 14.27
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                (13.79)%      (0.74)%    90.64%     23.15%      16.23%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $679,104     $566,458   $428,378    $24,737     $10,896
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.31%(c)     1.13%      1.54%      1.76%       1.92%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.39%(c)     1.23%      1.54%      2.20%       2.52%
====================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.70)%(c)   (0.40)%    (0.38)%    (1.29)%     (1.40)%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                            37%          62%        56%       190%        233%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average net assets of $508,584,812.

                                                                                       CLASS B
                                                              ---------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                              2001(a)          2000      1999(a)     1998(a)    1997(a)
                                                              --------       --------    --------    -------    -------
Net asset value, beginning of period                          $ 28.64        $  30.92    $ 16.64     $14.06     $ 12.42
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.35)          (0.40)     (0.24)     (0.29)      (0.26)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (3.78)          (0.07)     15.06       3.37        2.17
=======================================================================================================================
    Total from investment operations                            (4.13)          (0.47)     14.82       3.08        1.91
=======================================================================================================================
Less distributions from net realized gains                      (0.03)          (1.81)     (0.54)     (0.50)      (0.27)
=======================================================================================================================
Net asset value, end of period                                $ 24.48        $  28.64    $ 30.92     $16.64     $ 14.06
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                (14.42)%         (1.48)%    89.40%     22.22%      15.47%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $212,958       $231,293    $240,150    $26,448    $21,222
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.03%(c)        1.88%      2.19%      2.40%       2.57%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.04%(c)        1.88%      2.19%      2.85%       3.17%
=======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.43)%(c)      (1.15)%    (1.03)%    (1.96)%     (2.05)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                            37%             62%        56%       190%        233%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $190,019,181.

                                                                                  CLASS C
                                                              -----------------------------------------------
                                                                   YEAR ENDED               MAY 3, 1999
                                                                  DECEMBER 31,         (DATE SALES COMMENCED)
                                                              ---------------------       TO DECEMBER 31,
                                                              2001(a)        2000             1999(a)
                                                              -------       -------    ----------------------
Net asset value, beginning of period                          $28.63        $ 30.91           $ 19.03
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.35)         (0.39)            (0.17)
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (3.78)         (0.08)            12.59
=============================================================================================================
    Total from investment operations                           (4.13)         (0.47)            12.42
=============================================================================================================
Less distributions from net realized gains                     (0.03)         (1.81)            (0.54)
=============================================================================================================
Net asset value, end of period                                $24.47        $ 28.63           $ 30.91
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                               (14.43)%        (1.48)%           65.56%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $46,833       $41,738           $40,530
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.03%(c)       1.88%             2.19%(d)
-------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.04%(c)       1.88%             2.19%(d)
=============================================================================================================
Ratio of net investment income (loss) to average net assets    (1.43)%(c)     (1.15)%           (1.03)%(d)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate                                           37%            62%               56%
_____________________________________________________________________________________________________________
=============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $35,301,442.
(d)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM Small Cap Growth Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Small Cap Growth Fund (one of the funds constituting AIM Growth Series; hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       February 14, 2002
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Small Cap Growth Fund (the "Fund"), a portfolio of AIM Growth Series, a Delaware business trust (the "Trust"), was held on August 17, 2001. The meeting was held for the following purposes:

(1)* To elect the following Trustees: Robert H. Graham, Frank S. Bayley, Ruth H. Quigley, Bruce L. Crockett, Owen Daly II, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending in 2001.

The results of the voting on the above matters were as follows:

                                                                        Withheld/
      Trustees/Matter                                Votes For         Abstentions
      ---------------                                ---------         -----------
(1)*  Robert H. Graham.............................  99,512,845         1,838,025
      Frank S. Bayley..............................  99,506,310         1,844,560
      Ruth H. Quigley..............................  99,428,522         1,922,348
      Bruce L. Crockett............................  99,524,735         1,826,135
      Owen Daly II.................................  99,399,439         1,951,431
      Albert R. Dowden.............................  99,536,284         1,814,586
      Edward K. Dunn, Jr. .........................  99,464,033         1,886,837
      Jack M. Fields...............................  99,538,446         1,812,424
      Carl Frischling..............................  99,448,226         1,902,644
      Prema Mathai-Davis...........................  99,459,830         1,891,040
      Lewis F. Pennock.............................  99,524,247         1,826,623
      Louis S. Sklar...............................  99,523,581         1,827,289

                                                                         Votes          Withheld/
       Matter                                         Votes For         Against        Abstentions
       ------                                         ---------         -------        -----------
(2)    Ratification of the selection of
       PricewaterhouseCoopers LLP as Independent
       Accountants of the Fund......................  16,734,257        119,617          172,528

* Proposal 1 required approval by a combined vote of all of the portfolios of AIM Growth Series

Effective December 31, 2001, Owen Daly II retired from his position as a trustee of the Trust.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON
Robert H. Graham* - 1946   1998     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)
INDEPENDENT TRUSTEES
Frank S. Bayley - 1939     1985     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)
Bruce L. Crockett - 1944   2001     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)
Albert R. Dowden - 1941    2001     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies
Edward K. Dunn,            2001     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.
Jack M. Fields - 1952      2001     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)
Carl Frischling** - 1937   2001     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)
Prema                      2001     Formerly, Chief Executive Officer, YWCA of the USA          None
Mathai-Davis - 1950
Trustee
Lewis F. Pennock - 1942    2001     Partner, law firm of Pennock & Cooper                       None
Trustee
Ruth H. Quigley - 1935     1977     Retired                                                     None
Trustee
Louis S. Sklar - 1939      2001     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
Gary T. Crum - 1947        1998     Director and President, A I M Capital Management, Inc.;     N/A
Vice President                      Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)
Carol F. Relihan - 1954    1998     Director, Senior Vice President, General Counsel and        N/A
Vice President and                  Secretary, A I M Advisors, Inc. and A I M Management
Secretary                           Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.
Melville B. Cox - 1943     1998     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.
Dana R. Sutton - 1959      1998     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

  OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
  11 Greenway Plaza         A I M Advisors, Inc.       A I M Distributors, Inc.   PricewaterhouseCoopers
  Suite 100                 11 Greenway Plaza          11 Greenway Plaza          LLP
  Houston, TX 77046         Suite 100                  Suite 100                  1201 Louisiana, Suite
                            Houston, TX 77046          Houston, TX 77046          2900
                                                                                  Houston, TX 77002

  COUNSEL TO THE FUND       COUNSEL TO THE TRUSTEES    TRANSFER AGENT             CUSTODIAN
  Ballard Spahr             Kramer, Levin, Naftalis &  A I M Fund Services, Inc.  State Street Bank and
  Andrews & Ingersoll, LLP  Frankel LLP                P.O. Box 4739              Trust Company
  1735 Market Street        919 Third Avenue           Houston, TX 77210-4739     225 Franklin Street
  Philadelphia, PA 19103    New York, NY 10022                                    Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 1.47% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 1.18% was derived from U.S. Treasury
Obligations.

                                  EQUITY FUNDS

    DOMESTIC EQUITY FUNDS                    INTERNATIONAL/GLOBAL EQUITY FUNDS    A I M Management Group Inc. has provided
                                                                                  leadership in the mutual fund industry since 1976
       MORE AGGRESSIVE                              MORE AGGRESSIVE               and manages approximately $158 billion in assets
                                                                                  for more than 9 million shareholders, including
AIM Small Cap Opportunities(1)               AIM Developing Markets               individual investors, corporate clients and
AIM Mid Cap Opportunities(1)                 AIM European Small Company           financial institutions.*
AIM Large Cap Opportunities(1)               AIM Asian Growth                         The AIM Family of Funds--Registered
AIM Emerging Growth                          AIM International Emerging Growth    Trademark-- is distributed nationwide. AIM is a
AIM Small Cap Growth                         AIM Global Aggressive Growth         subsidiary of AMVESCAP PLC, one of the world's
AIM Aggressive Growth                        AIM European Development             largest independent financial services companies
AIM Mid Cap Growth                           AIM Euroland Growth                  with $398 billion in assets under management.*
AIM Dent Demographic Trends                  AIM International Equity             * As of 12/31/01
AIM Constellation                            AIM Global Growth
AIM Large Cap Growth                         AIM Worldwide Spectrum
AIM Weingarten                               AIM Global Trends
AIM Small Cap Equity                         AIM International Value(3)
AIM Capital Development
AIM Charter
AIM Mid Cap Equity                                MORE CONSERVATIVE
AIM Select Equity(2)
AIM Value II                                     SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                      MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity                    AIM New Technology
AIM Basic Value                              AIM Global Telecommunications and Technology
AIM Large Cap Basic Value                    AIM Global Energy(4)
AIM Balanced                                 AIM Global Infrastructure
AIM Basic Balanced                           AIM Global Financial Services
                                             AIM Global Health Care
    MORE CONSERVATIVE                        AIM Global Utilities
                                             AIM Real Estate(5)

                                                   MORE CONSERVATIVE


                               FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS                 TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                               MORE AGGRESSIVE


AIM High Yield II                            AIM High Income Municipal
AIM High Yield                               AIM Municipal Bond
AIM Strategic Income                         AIM Tax-Free Intermediate
AIM Income                                   AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                             MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

     MORE CONSERVATIVE


When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.


* As of 12/31/01                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--


                                                                        SCG-AR-1
A I M Distributors, Inc.